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                                                                  Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the inclusion in this registration statement on Form S-3 (File No. 333-50105) of our report dated March 31, 1998, except for Notes 1 and 14, as to which the date is April 17, 1998, on our audits of the financial statements of Berkshire Physicians and Surgeons, P.C. We also consent to the reference to our firm under the caption "Experts."



Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
May 7, 1998